UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)
Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MOODY NATIONAL REIT II, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

6363 Woodway Drive, Suite 110 Houston, Texas 77057 www.moodynationalreit.com
Moody National REIT II, Inc.	July 10, 2017

Dear Stockholder:

On behalf of our Board of Directors, I cordially invite you to attend the 2017 Annual Meeting of Stockholders of Moody National REIT II, Inc., to be held on Thursday, August 10, 2017 at 10:30 a.m., Central Time, at the offices of Moody National Companies, located at 6363 Woodway Drive, Suite 200, Houston, Texas 77057. We look forward to your attendance.

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement include information on the matters to be voted on at the 2017 Annual Meeting of Stockholders. Our Board of Directors has fixed the close of business on July 3, 2017 as the record date for the determination of stockholders entitled to notice of and to vote at the 2017 Annual Meeting of Stockholders or any adjournment or postponement thereof.

Your vote is very important. Regardless of the number of our shares you own, it is important that your shares be represented at the 2017 Annual Meeting of Stockholders. ACCORDINGLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE 2017 ANNUAL MEETING OF STOCKHOLDERS IN PERSON, I URGE YOU TO SUBMIT YOUR PROXY AS SOON AS POSSIBLE. You may do this by completing, signing and dating the accompanying proxy card and returning it in the accompanying self-addressed postage-paid return envelope. You may also electronically submit your proxy by internet at www.proxypush.com/moody2 or by telephone by calling 866-858-9529 and following the instructions provided.

Please follow the voting directions provided in the proxy statement. This will not prevent you from voting in person at the 2017 Annual Meeting of Stockholders, but will assure that your vote will be counted if you are unable to attend the 2017 Annual Meeting of Stockholders.

YOUR VOTE COUNTS. THANK YOU FOR YOUR ATTENTION TO THIS MATTER, AND FOR YOUR CONTINUED SUPPORT OF, AND INTEREST IN, OUR COMPANY.

Sincerely,

Chief Executive Officer, Chairman of the Board, and President

6363 Woodway Drive, Suite 110

Houston, Texas 77057

(713) 977-7500

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the 2017 Annual Meeting of Stockholders of Moody National REIT II, Inc. (the “Company,” “we,” “our,” or “us”), will be held on Thursday, August 10, 2017 at 10:30 a.m., Central Time, at the offices of Moody National Companies, located at 6363 Woodway Drive, Suite 200, Houston, Texas  77057, for the following purposes:

1.	to elect to our Board of Directors the five director nominees named in the attached proxy statement to serve until our 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualified;
2.	to ratify the appointment of Frazier & Deeter, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and
3.	to transact such other business properly coming before the 2017 Annual Meeting or any adjournment or postponement thereof.

These items are discussed in the following pages, which are made part of this notice. Our stockholders of record on July 3, 2017 are entitled to vote at the 2017 Annual Meeting of Stockholders of the Company. We reserve the right, in our sole discretion, to adjourn the 2017 Annual Meeting of Stockholders to provide more time to solicit proxies for such meeting.

You may obtain directions to attend the 2017 Annual Meeting of Stockholders by calling investor services at 1-888-457-2358.

Please sign and date the accompanying proxy card and return it promptly in the accompanying self-addressed postage-paid return envelope whether or not you plan to attend. You may also submit your proxy by internet at www.proxypush.com/moody2 or by telephone by calling 866-858-9529. Instructions are included with the proxy card. Your vote is important to us and we therefore urge you to submit your ballot early. You may revoke your proxy at any time prior to its exercise. If you attend the 2017 Annual Meeting of Stockholders, you may vote in person if you wish, even if you previously have returned your proxy card or authorized a proxy electronically.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 10, 2017.

Our proxy statement, form of proxy card and Annual Report for the year ended December 31, 2016 are available at:

www.proxypush.com/moody2

6363 Woodway Drive, Suite 110

Houston, Texas 77057

(713) 977-7500

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors (the “Board of Directors”) of Moody National REIT II, Inc. for use in voting at our 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”) to be held on Thursday, August 10, 2017 at 10:30 a.m., Central Time, at the offices of Moody National Companies, 6363 Woodway Drive, Suite 200, Houston, Texas 77057, and at any adjournment or postponement thereof, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders provided with this proxy statement.

This proxy statement, form of proxy and voting instructions are first being mailed or given to stockholders on or about July 10, 2017.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Q:	Why did you send me this proxy statement?
A:	We are sending you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote your shares at the 2017 Annual Meeting. This proxy statement includes information that is designed to assist you in voting.
Q:	What is a proxy?
A:	A proxy is a person who votes the shares of stock of another person who is not able to attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing Brett C. Moody and Robert W. Engel, each of whom serves as an officer of the Company, as your proxies, and you are giving them permission to vote your shares of common stock at the 2017 Annual Meeting. The appointed proxies will vote your shares of common stock as you instruct, unless you submit your proxy without instructions. In this case, with respect to any other proposals to be voted upon, they will vote in accordance with the recommendations of our Board of Directors or, in the absence of such recommendations, in their discretion. If you do not submit your proxy, they will not vote your shares of common stock. This is why it is important for you to return the proxy card to us (or submit your proxy via fax, telephone or internet) as soon as possible whether or not you plan on attending the 2017 Annual Meeting.
Q:	When is the 2017 Annual Meeting and where will it be held?
A:	The 2017 Annual Meeting will be held on Thursday, August 10, 2017 at 10:30 a.m., Central Time, at the offices of Moody National Companies, 6363 Woodway Drive, Suite 200, Houston, Texas 77057.
Q:	What is the purpose of the 2017 Annual Meeting?
A:	Management will report on the status of our portfolio of real estate investments and will respond to questions from stockholders. In addition, representatives of Frazier & Deeter, LLC (“Frazier & Deeter”), our independent registered public accounting firm, are expected to be available during the 2017 Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to questions from our stockholders. At the 2017 Annual Meeting, stockholders will vote upon the following:
•	the election to our Board of Directors of the five director nominees named in this proxy statement to serve until our 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualified;
•	the ratification of the appointment of Frazier & Deeter as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and
•	the transaction of such other business properly coming before the 2017 Annual Meeting or any adjournment or postponement thereof.

No cumulative voting is authorized, and dissenters’ rights are not applicable to the matters being voted upon.

Q:	What is our Board of Directors’ voting recommendation?
A:	Unless you give other instructions on your proxy card, the individuals named on the card as proxy holders will vote in accordance with the recommendation of our Board of Directors. Our Board of Directors recommends that you vote your shares:
•	“FOR” all five director nominees to our Board of Directors; and
•	“FOR” the ratification of the appointment of Frazier & Deeter as our independent registered public accounting firm for the fiscal year ending December 31, 2017.
Q:	Who is entitled to vote?
A:	Only stockholders of record at the close of business on July 3, 2017 (the “Record Date”) are entitled to receive notice of the 2017 Annual Meeting and to vote the shares of common stock of the Company that they held on the record date at the 2017 Annual Meeting, or any postponements or adjournments of the 2017 Annual Meeting. As of the Record Date, we had 4,750,286.116 shares of common stock issued and outstanding and entitled to vote. Each outstanding share of common stock entitles its holder to cast one vote on each proposal to be voted on during the 2017 Annual Meeting.
Q:	What constitutes a quorum?
A:	If a majority of the shares outstanding on the record date are present at the 2017 Annual Meeting, either in person or by proxy, we will have a quorum at the meeting permitting the conduct of business at the meeting. Abstentions and broker non-votes will be counted as present to determine whether a quorum is present. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner.
Q:	What vote is required to approve each proposal that comes before the 2017 Annual Meeting?
A:	The following votes will be required at the 2017 Annual Meeting for each of the proposals that come before the 2017 Annual Meeting:
•	Election of Directors — To elect the director nominees, the affirmative vote of a majority of the shares of our common stock present in person or by proxy at a meeting at which a quorum is present must be cast in favor of the proposal. This means that a director nominee needs to receive more votes for his election than withheld from or present but not voted in his election in order to be elected to our Board of Directors. Because of this requirement, “withhold” votes and broker non-votes will have the effect of a vote against each nominee for director. If an incumbent director nominee fails to receive the required number of votes for reelection, then under Maryland law, he will continue to serve as a “holdover” director until his successor is duly elected and qualifies.
•	Ratification of Appointment of Independent Auditors — The ratification of the appointment of Frazier & Deeter requires the affirmative vote in favor of the proposal of a majority of all votes cast at the 2017 Annual Meeting, assuming a quorum is present. Abstentions and broker non-votes will have no impact on the proposal to ratify the appointment of Frazier & Deeter.
Q:	Can I attend the 2017 Annual Meeting?
A:	You are entitled to attend the 2017 Annual Meeting if you were a stockholder of record or a beneficial holder as of the close of business on July 3, 2017, or if you hold a valid legal proxy for the 2017 Annual Meeting. If you are the stockholder of record, your name will be verified against the list of stockholders of record prior to your being admitted to the 2017 Annual Meeting. You should be prepared to present photo identification for admission. If you are a beneficial holder, you will need to provide proof of beneficial ownership on the record date as well as your photo identification, for admission. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the 2017 Annual Meeting.
Q:	How do I vote my shares at the 2017 Annual Meeting?
A:	You may vote your shares in the following manner:
•	Authorizing a Proxy by Mail — Stockholders may authorize a proxy by completing the accompanying proxy card and mailing it in the accompanying self-addressed postage-paid return envelope.
•	Authorizing by Telephone — Stockholders may authorize a proxy by calling 866-858-9529 and following the instructions provided.
•	Authorizing a Proxy by Internet — Stockholders may authorize a proxy by completing the electronic proxy card at www.proxypush.com/moody2.
•	In Person at the Meeting — Stockholders of record may vote in person at the 2017 Annual Meeting. Written ballots will be passed out to those stockholders who want to vote at the meeting.
2

If your shares are held by a bank, broker or other nominee (that is, in “street name”), you are considered the beneficial owner of your shares and you should refer to the instructions provided by your bank, broker or nominee regarding how to vote. In addition, because a beneficial owner is not the stockholder of record, you may not vote shares held by a bank, broker or nominee in street name at the 2017 Annual Meeting unless you obtain a “legal proxy” from the bank, broker or nominee that holds your shares, giving you the right to vote the shares at the meeting.

Q:	Can I revoke my proxy after I return my proxy card or after I authorize a proxy by fax, telephone or internet?
A:	If you are a stockholder of record as of July 3, 2017, you may revoke your proxy at any time before the proxy is exercised at the 2017 Annual Meeting by:
•	delivering to our Secretary a written notice of revocation;
•	returning a properly signed proxy bearing a later date; or
•	attending the 2017 Annual Meeting and voting in person (although attendance at the 2017 Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request).

To revoke a proxy previously submitted by mail, fax, telephone or internet, you may simply authorize a proxy again at a later date using the procedures set forth above, but before the deadline for mail, fax, telephone or internet voting, in which case the later submitted proxy will be recorded and the earlier proxy revoked.

If you hold shares of our common stock in “street name,” you will need to contact the institution that holds your shares and follow its instructions for revoking a proxy.

Q:	What happens if additional proposals are presented at the 2017 Annual Meeting?
A:	Other than the matters described in this proxy statement, we do not expect any additional matters to be presented for a vote at the 2017 Annual Meeting. If other matters are presented and you are voting by proxy, your proxy grants the individuals named as proxy holders the discretion to vote your shares on any additional matters properly presented for a vote at the 2017 Annual Meeting.
Q:	What happens if the mergers are not consummated prior to the 2017 Annual Meeting?
A:	On November 16, 2016, we entered into an agreement and plan of merger (the “Merger Agreement”) with our operating partnership, Moody National Advisor II, LLC, our investment advisor (our “Advisor”), Moody I, Moody National Operating Partnership I, LP, the operating partnership of Moody I (“Moody I OP”), Moody National Advisor I, LLC (“Moody I Advisor”), and Moody Merger Sub, LLC, our wholly owned subsidiary (“Merger Sub”). Pursuant to the Merger Agreement, Moody I will merge with and into Merger Sub in the Merger, with Merger Sub continuing as the surviving entity and our wholly owned subsidiary. In addition, pursuant to the Merger Agreement, our operating partnership will merge with and into Moody I OP (such transaction, the “Partnership Merger,” and together with the Merger, the “Mergers”). If the Mergers are not consummated prior to the 2017 Annual Meeting, the two vacancies on our Board of Directors to be filled Messrs. Armstrong and Thompson, as discussed in Proposal No. 1 below, will not exist. Accordingly, no vote will be taken with respect to Messrs. Armstrong and Thompson.
Q:	How will shares be voted if a stockholder does not give specific voting instructions in the proxy submitted by the stockholder?
A:	If you submit a proxy but do not indicate your specific voting instructions on one or more of the proposals listed above in the Notice of Annual Meeting of Stockholders, your shares will be voted as recommended by our Board of Directors on those proposals.
Q:	Will my vote make a difference?
A:	Yes. Your vote is needed to ensure that the proposals can be acted upon. Unlike most other public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, a large number of our stockholders must be present in person or by proxy at our annual meetings to constitute a quorum. AS A RESULT, YOUR VOTE IS VERY IMPORTANT EVEN IF YOU OWN ONLY A SMALL NUMBER OF SHARES! Your immediate response will help avoid potential delays and may save us significant additional expense associated with soliciting stockholder proxies. We encourage you to participate in the governance of the Company and welcome your attendance at the 2017 Annual Meeting.
Q:	Who will bear the costs of soliciting votes for the 2017 Annual Meeting?
A:	We will bear the entire cost of the solicitation of proxies from our stockholders. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors and officers who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to our stockholders.
Q:	Who will count the votes?
A:	A representative of Mediant Communications, Inc. will tabulate the votes and act as Inspector of Elections.
3

Q:	Where can I find the voting results of the 2017 Annual Meeting?
A:	We will report voting results by filing a current report on Form 8-K with the SEC within four business days following the date of the 2017 Annual Meeting. If final voting results are not known when such report is filed, they will be announced in an amendment to such report within four business days after the final results become known.
Q:	Where can I find more information?
A:	We file annual, quarterly, current reports and other information with the Securities and Exchange Commission (the “SEC”). Copies of SEC filings, including exhibits, can be obtained free of charge on our website at www.moodynationalreit.com. This website address is provided for your information and convenience. Our website is not incorporated into this proxy statement and should not be considered part of this proxy statement. Additionally, you may read and copy any reports, statements or other information we file with the SEC on the website maintained by the SEC at www.sec.gov. Our SEC filings are also available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at the foregoing address. Please call the SEC at 1-800-732-0330 for further information regarding the public reference facilities.
4

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Our Board of Directors currently consists of three directors. Our Articles of Amendment and Restatement (our “Charter”) and our bylaws provide that the number of directors may be established by a majority of our Board of Directors, but may not be fewer than three nor more than fifteen.

On November 16, 2016, we, along with our operating partnership, our Advisor, Moody I, Moody National Operating Partnership I, LP, the operating partnership of Moody I (“Moody I OP”), Moody I Advisor, and Moody Merger Sub, LLC, our wholly owned subsidiary (“Merger Sub”), entered into an agreement and plan of merger (the “Merger Agreement”). Pursuant to the Merger Agreement, Moody I will merge with and into Merger Sub in the Merger, with Merger Sub continuing as the surviving entity and our wholly owned subsidiary. In addition, pursuant to the Merger Agreement, our operating partnership will merge with and into Moody I OP (such transaction, the “Partnership Merger,” and together with the Merger, the “Mergers”).

Pursuant to the Merger Agreement, if the Mergers are consummated, our Board of Directors will be expanded from three to five directors, and William H. Armstrong and John P. Thompson, each of whom currently serves as a director of Moody I, will be appointed to our Board of Directors to fill the two resulting vacancies. Subject to the condition that Messrs. Armstrong and Thompson are appointed to our Board of Directors as set forth above, our Board of Directors has nominated Messrs. Armstrong and Thompson each to serve for a term of office commencing on the date of the 2017 Annual Meeting and ending on the date of the 2018 Annual Meeting of Stockholders and until each of their successors are elected and qualified.

Our Board of Directors has nominated Brett C. Moody, Charles L. Horn and Clifford P. McDaniel each to serve for a term of office commencing on the date of the 2017 Annual Meeting and ending on the date of the 2017 Annual Meeting of Stockholders and until each of their successors are elected and qualified. Each of Messrs. Moody, Horn and McDaniel currently serves as a member of our Board of Directors. Our Board of Directors believes the director nominees have played and will continue to play a vital role in our management and operations through their participation on the Board of Directors.

Unless otherwise instructed on the proxy, the shares represented by proxies will be voted “FOR” both additional director nominees. Each additional director nominee has consented to being named as a director nominee in this proxy statement and has agreed that, if elected, he will serve on our Board of Directors for a one-year term and until his successor has been elected and qualified. If either additional director nominee becomes unavailable for any reason, the shares represented by proxies may be voted for a substitute director nominee designated by our Board of Directors. We are not aware of any family relationship among either of the additional director nominees and any of our directors or executive officers. Each of the additional director nominees has stated that there is no arrangement or understanding of any kind between him and any other person relating to his election as a director except that each such nominee has agreed to serve as our director if elected.

Our Board of Directors recommends a vote “FOR” all five director nominees to our Board of Directors.

Information about Director Nominees

The following table and biographical descriptions set forth information with respect to the individuals who are our director nominees.

Name	Age	Position(s)
Brett C. Moody	53	Chairman of the Board, Chief Executive Officer and President
Charles L. Horn	57	Independent Director
Clifford P. McDaniel	55	Independent Director
William H. Armstrong III	53	Independent Director
John P. Thompson	53	Independent Director

Brett C. Moody serves as our Chairman of the Board, Chief Executive Officer and President. Mr. Moody also serves as Chief Executive Officer and President of our Advisor. Mr. Moody also serves as Chairman of the Board of Directors, Chief Executive Officer and President of Moody I and Chief Executive Officer and President of Moody I Advisor, positions he has held since its inception in 2008. Mr. Moody founded Moody Mortgage Corporation in 1996 and has served as its Chairman and Chief Executive Officer since its formation. Mr. Moody, who has over 20 years of commercial real estate experience, has since guided the growth of his company from a mortgage company to a full-service real estate firm that includes Moody National Mortgage Corporation, Moody National Realty Company, L.P., Moody National Management, L.P., Moody National Hospitality Management, LLC, Moody National Development Company, L.P., and their respective subsidiaries (collectively, the “Moody National Companies”). His primary responsibilities include overseeing real estate acquisitions and management as well as building, coaching and leading the Moody National Companies team of professionals. As Chairman of the Board and Chief Executive Officer of Moody National Mortgage Corporation, Mr. Moody has closed over 200 transactions totaling over $2 billion. Prior to founding Moody National Mortgage Corporation, Mr. Moody was a financial analyst for the Dunkum Mortgage Group, now Live Oak Capital. Mr. Moody also serves on the Board of Directors of Foundation for the Future, the Yellowstone Academy for At Risk Children, and the Palmer Drug Abuse Program. Mr. Moody attended the University of Texas at Austin, but did not receive any degrees.

Our Board of Directors, excluding Mr. Moody, has determined that the leadership positions previously and currently held by Mr. Moody, and the extensive experience he has accumulated from acquiring and managing investments in commercial real estate and debt, have provided Mr. Moody with the experiences, attributes and skills necessary to effectively carry out the duties and responsibilities of a director.

5

Charles L. Horn has served as one of our independent directors, and as Chairman of the Audit Committee of our Board of Directors (the “Audit Committee”), since August 2014. Mr. Horn also serves as an independent director and as Chairman of the Audit Committee of Moody I, positions he has held since May 2012. Since December 2009, Mr. Horn has served as the Executive Vice President and Chief Financial Officer of Alliance Data Systems, Inc. (NYSE: ADS), a leading provider of customer loyalty and marketing solutions. From 1999 to November 2009, Mr. Horn served as Senior Vice President and Chief Financial Officer for Builders Firstsource, Inc. (NASDAQ: BLDR), a leading supplier of structural building materials to homebuilders. From 1994 to 1999, Mr. Horn served as Vice President of Finance and Treasury for the retail operations of Pier 1 Imports, Inc., and, from 1992 to 1994, Mr. Horn served as Executive Vice President and Chief Financial Officer of Conquest Industries. Mr. Horn holds a B.B.A. from Abilene Christian University and a M.B.A from the University of Texas at Austin. Mr. Horn is a Certified Public Accountant in the State of Texas.

Our Board of Directors, excluding Mr. Horn, has determined that Mr. Horn’s experience as the chief financial officer of public, listed companies and as a certified public accountant has provided Mr. Horn with the experiences, attributes and skills necessary to effectively carry out his duties and responsibilities as a director.

Clifford P. McDaniel was elected as one of our independent directors on February 23, 2016, and has served as one of our independent directors and as a member of our Audit Committee since that date. Since February 2015, Mr. McDaniel has also served as an Executive Managing Director of the Affordable Housing Group in the Houston office of ARA, a Newmark Company, a real estate investment brokerage firm. From January 1996 to February 2015, Mr. McDaniel served as a Principal with ARA. In his roles at ARA, Mr. McDaniel has developed expertise in the financial and procedural aspects of real estate transactions for multiple institutional clients. Mr. McDaniel also serves at the Executive Director of On Track Ministries, Vice President of Club Outreach Ministries and Secretary of West Houston 15 MUD. Mr. McDaniel received a B.S. in Communications from the University of Texas in 1984.

Our Board of Directors, excluding Mr. McDaniel, has determined that Mr. McDaniel’s current and previous experience in strategic real estate acquisitions and dispositions has provided Mr. McDaniel with the experiences, attributes and skills necessary to effectively carry out the duties and responsibilities of a director. Mr. McDaniel was elected to the board to replace Douglas Y. Bech, who served as an independent director on our board until February 22, 2016.

William H. Armstrong III has served as one of Moody I’s independent directors since September 2008, the month in which Moody I was formed. Mr. Armstrong serves as Chairman of the Board, Chief Executive Officer and President of Stratus Properties Inc. (NASDAQ: STRS), a company engaged in the acquisition, development, management, operation and sale of commercial, hotel, entertainment, multifamily and single-family residential real estate properties located primarily in the Austin, Texas area. Mr. Armstrong has been employed by Stratus Properties since its inception in 1992, served as Chief Financial Officer and Chief Operating Officer of Stratus Properties from 1996 to 1998, and has served as Chairman of the Board, Chief Executive Officer and President of Stratus Properties since 1998. Prior to joining Stratus Properties, Mr. Armstrong was Vice President of Sonnenblick Goldman, a national real estate investment banking and advisory firm. Mr. Armstrong serves on the Finance Committee of the U.S. Green Building Council, a non-profit organization based in Washington, D.C., and he has been active in NAREIT, the Urban Land Institute and the Real Estate Council of Austin. Mr. Armstrong received his B.A. in Economics from the University of Colorado Denver.

Our current Board of Directors, in approving Mr. Armstrong’s election to our Board of Directors pursuant to the Merger Agreement, has determined that Mr. Armstrong’s previous leadership positions, including directorships, with other organizations primarily engaged in investing in commercial real estate have provided Mr. Armstrong with the experience, attributes and skills necessary to effectively carry out the duties and responsibilities of a director.

John P. Thompson has served as one of Moody I’s independent directors since September 2008, the month in which Moody I was formed. Mr. Thompson is the founder of PinPoint Commercial, which provides real estate services focusing on industrial, senior housing and medical related projects primarily in Texas. As CEO of Pinpoint Commercial, Mr. Thompson leads all investment and development activities for the firm as well as overseeing the company’s financial and management operations. Prior to founding PinPoint Commercial in 1998, Mr. Thompson served as an industrial broker with CB Richard Ellis, Inc. Mr. Thompson received his B.B.A in Finance from the University of Texas at Austin.

Our current Board of Directors, in approving Mr. Thompson’s election to our Board of Directors pursuant to the Merger Agreement, has determined that Mr. Thompson’s experience managing investments in industrial and retail properties and brokering industrial properties has provided Mr. Thompson with the experiences, attributes and skills necessary to effectively carry out the duties and responsibilities of a director.

6

PROPOSAL NO. 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee has selected and appointed Frazier & Deeter to act as our independent registered public accounting firm for the year ending December 31, 2017.

Although stockholder ratification of the appointment of our independent auditor is not required by our bylaws or otherwise, we are submitting the selection of Frazier & Deeter to our stockholders for ratification as a matter of good corporate governance practice. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time if it determines that such a change would be in our best interests. If our stockholders do not ratify the Audit Committee’s selection, the Audit Committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of our independent registered public accounting firm.

Representatives of Frazier & Deeter are expected to be available during the 2017 Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to questions from our stockholders.

Ratification of the appointment of Frazier & Deeter as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast in person or by proxy at the 2017 Annual Meeting, assuming a quorum is present. Any shares not voted, whether by abstention, broker non-vote or otherwise, have no impact on the vote.

Our Board of Directors recommends a vote “FOR” the ratification of the appointment of Frazier & Deeter as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

7

CORPORATE GOVERNANCE

Board of Directors

We operate under the direction of our Board of Directors. The Board of Directors oversees our operations and makes all major decisions concerning our business. The Board of Directors held four meetings during the fiscal year ended December 31, 2016. Each of our directors attended at least 75% of the aggregate of the total number of meetings of our Board of Directors held during the period for which he served as a director and the aggregate total number of meetings held by all committees of our Board of Directors on which he served during the periods in which he served.

Director Attendance at Annual Meetings

Although we have no policy with regard to attendance by the members of our Board of Directors at our annual stockholder meetings, we invite and encourage the members of our Board of Directors to attend our annual stockholder meetings to foster communication between our stockholders and our Board of Directors.

Contacting the Board of Directors

Our Board of Directors provides a process for stockholders to send communications to our Board of Directors. Any stockholder who desires to contact members of our Board of Directors may do so by writing to Moody National REIT II, Inc., 6363 Woodway Drive, Suite 110, Houston, Texas 77057, Attention: Secretary. Communications received will be distributed by our Secretary to such member or members of our Board of Directors as deemed appropriate by our Secretary, depending on the facts and circumstances outlined in the communication received. For example, if any questions regarding accounting, internal accounting controls and auditing matters are received, they will be forwarded by our Secretary to the Audit Committee for review.

Director Independence

We have a three-member board but, as noted above, the size of our Board of Directors will be increased to five directors if the Mergers are consummated. One of our directors, Brett C. Moody, is affiliated with Moody National REIT Sponsor, LLC (our “Sponsor”) and its affiliates, and we do not consider Mr. Moody to be an independent director. The two remaining directors currently serving on our Board of Directors, and the two directors who will join our Board of Directors if the Mergers are consummated, qualify as “independent directors” as defined in our Charter in compliance with the requirements of the North American Securities Administrators Association’s Statement of Policy Regarding Real Estate Investment Trusts. Although our shares are not listed on any national securities exchange, our independent directors are “independent” as defined by the standards of the New York Stock Exchange (the “NYSE”). The NYSE standards provide that to qualify as an independent director, in addition to satisfying certain bright-line criteria, the Board of Directors must affirmatively determine that a director has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us).

Our Charter provides that a majority of the directors must be “independent directors.” As defined in our Charter, an “independent director” is a person who is not, on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly, associated with our Sponsor or our Advisor by virtue of (1) ownership of an interest in our Sponsor, our Advisor, or any of their respective affiliates, other than us; (2) employment by our Sponsor, our Advisor, or any of their affiliates; (3) service as an officer or director of our Sponsor, our Advisor, or any of their affiliates, other than as one of our directors; (4) performance of services, other than as a director, for us; (5) service as a director or trustee of more than three real estate investment trusts organized by our Sponsor or advised by our Advisor; or (6) maintenance of a material business or professional relationship with our Sponsor, our Advisor, or any of their affiliates. A business or professional relationship is considered “material” if the aggregate gross revenue derived by the director from the Sponsor, the Advisor, and their affiliates (excluding fees for serving as one of our directors or other REIT or real estate program organized or advised or managed by the Advisor or its affiliates) exceeds 5% of either the director’s annual gross revenue during either of the last two years or the director’s net worth on a fair market value basis. An indirect association with the Sponsor or the Advisor shall include circumstances in which a director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law, or brother- or sister-in-law is or has been associated with the Sponsor, the Advisor, any of their affiliates, or with us. None of our independent directors face conflicts of interest because of affiliations with other programs sponsored by our Sponsor and its affiliates.

Nomination of Directors

We do not have a standing nominating committee. Our Board of Directors has determined that it is appropriate for us not to have a nominating committee because our Board of Directors presently considers all matters for which a nominating committee would be responsible. Each member of our Board of Directors participates in the consideration of director nominees. While we do not have any minimum qualifications with respect to director nominees, our Board of Directors considers many factors in connection with each candidate, including judgment, integrity, diversity, experience, the value of the candidate’s experience relative to the experience of other members of our Board of Directors and the candidate’s willingness to devote substantial time and effort to the responsibilities of our Board of Directors. Our Board of Directors does not have a formal written policy regarding the consideration of diversity in identifying director nominees. Nevertheless, considerations of diversity will continue to be important factors in identifying and recruiting new directors.

8

Our Board of Directors also will consider recommendations made by stockholders for nominees to our Board of Directors. In order to be considered by our Board of Directors, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. See “Proposals for 2018 Annual Meeting of Stockholders.” In evaluating the persons recommended as potential members of our Board of Directors, our Board of Directors will consider each candidate without regard to the source of the recommendation and take into account those factors that our Board of Directors determines are relevant. Stockholders may directly nominate potential members for our Board of Directors (without the recommendation of our Board of Directors) by satisfying the procedural requirements for such nomination as provided in Article II, Section 11 of our bylaws.

Board Structure; Oversight of Risk Management

Brett C. Moody serves as the Chairman of our Board of Directors and our Chief Executive Officer. The independent directors have determined that the most effective leadership structure for us at the present time is for our Chief Executive Officer to also serve as Chairman of our Board of Directors. The independent directors believe that because our Chief Executive Officer is ultimately responsible for our day-to-day operations and for executing our business strategy, and because our performance is an integral part of the deliberations of our Board of Directors, our Chief Executive Officer is the director best qualified to act as Chairman of our Board of Directors. Our Board of Directors retains the authority to modify this structure to best address our unique circumstances and to advance the best interests of all stockholders, as and when appropriate. Although we do not have a lead independent director, our Board of Directors believes the current structure is appropriate, as all of our independent directors are actively involved in meetings of our Board of Directors.

Our Board of Directors has an active role in overseeing the management of risks applicable to us and our operations. We face a number of risks, including economic risks, environmental and regulatory risks, and other risks such as the impact of competition. How well we manage these and other risks can ultimately determine our success. Our Board of Directors manages our risk through its approval of all property acquisitions and assumptions of material levels of debt and its oversight of our executive officers and our Advisor. Our Board of Directors may also establish committees it deems appropriate to address specific areas in more depth than may be possible at a full Board of Directors meeting, provided that the majority of the members of each committee are independent directors. Our Board of Directors has established an Audit Committee, which oversees management of accounting, financial, legal and regulatory risks. For more information, see “—Audit Committee,” below.

Audit Committee

Our Board of Directors has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee meets on a regular basis, at least quarterly and more frequently as necessary. During the year ended December 31, 2016, the Audit Committee held four meetings. The Audit Committee’s primary functions are to evaluate and approve the services and fees of our independent registered public accounting firm, to periodically review our independent auditors’ independence and to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls which management has established and the audit and financial reporting process. The current members of the Audit Committee are Messrs. Horn and McDaniel, both of whom are independent directors. Mr. Horn currently serves as the Chairman of the Audit Committee and has been designated by the Board of Directors as the “audit committee financial expert” pursuant to the requirements of Item 407(d)(5) of Regulation S-K promulgated by the SEC under the Exchange Act. The Audit Committee has adopted a written charter under which it operates, a copy of which is available on our website at www.moodynationalreit.com.

Pre-Approval Policies

The Audit Committee’s charter imposes a duty on the Audit Committee to pre-approve all auditing services performed for us by our independent auditors as well as all permitted non-audit services in order to ensure that the provision of such services does not impair our independent auditors’ independence. In determining whether or not to pre-approve services, the Audit Committee will consider whether the service is a permissible service under the rules and regulations promulgated by the SEC. The Audit Committee, may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided any such approval is presented to and approved by the full Audit Committee at its next scheduled meeting. All services rendered by Frazier & Deeter for the years ended December 31, 2015 and 2016 were pre-approved in accordance with the policies and procedures described above.

9

Independent Registered Public Accounting Firm Fees

The Audit Committee reviewed the audit and non-audit services performed by Frazier & Deeter, as well as the fees charged by Frazier & Deeter for such services. In its review of the non-audit service fees, the Audit Committee considered whether the provision of such services is compatible with maintaining the independence of Frazier & Deeter. The aggregate fees billed to us by Frazier & Deeter for professional accounting services for the years ended December 31, 2015 and 2016 are set forth in the table below.

	Year ended December 31, 2016	Year ended December 31, 2015
Audit fees	$142,032	$73,725
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$142,032	$73,725

For purposes of the preceding tables, Frazier & Deeter’s professional fees are classified as follows:

•	Audit fees — These are fees for professional services performed for the audit of our annual financial statements, the required review of quarterly financial statements, registration statements and other procedures performed by our independent auditors in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by our independent auditors in connection with statutory and regulatory filings or engagements.
•	Audit-related fees — These are fees for assurance and related services that traditionally are performed by our independent auditors that are reasonably related to the performance of the audit or review of the financial statements, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, internal control reviews and consultation concerning financial accounting and reporting standards.
•	Tax fees — These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning, and tax advice, including federal, state, and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state and local tax issues related to due diligence.
•	All other fees — These are fees for any services not included in the above-described categories, including assistance with internal audit plans and risk assessments.
10

AUDIT COMMITTEE REPORT TO STOCKHOLDERS

The Audit Committee operates under a written charter. The role of the Audit Committee is to oversee the Company’s financial reporting process on behalf of our Board of Directors, including: (1) the integrity of the Company’s financial statements and internal control over financial reporting, (2) compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence and (4) the performance of the Company’s independent auditor and its internal audit function.

Management has the primary responsibility for the Company’s financial statements as well as its financial reporting process, principles and internal controls. The independent registered public accounting firm is responsible for performing an audit of the Company’s annual financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States. The members of the Audit Committee are not Company employees and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by the Company’s management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to below do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the Company’s financial statements are presented in accordance with generally accepted accounting principles or that the Company’s independent auditors are, in fact, “independent.”

In this context, in fulfilling its oversight responsibilities, the Audit Committee reviewed the 2016 audited financial statements with management, including a discussion of the quality and acceptability of the Company’s financial reporting and controls.

The Audit Committee reviewed with Frazier & Deeter, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality and the acceptability of the financial statements and the matters required to be discussed under the statement on Auditing Standard No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. The Audit Committee received from Frazier & Deeter the written disclosures and the letter required by applicable requirements of the PCAOB regarding Frazier & Deeter’s communications with the Audit Committee concerning independence, and discussed with Frazier & Deeter their independence from the Company. In addition, the Audit Committee considered whether Frazier & Deeter’s provision of non-audit services is compatible with Frazier & Deeter’s independence.

The Audit Committee discussed with Frazier & Deeter the overall scope and plans for the audit. The Audit Committee meets periodically with Frazier & Deeter, with and without management present, to discuss the results of their examinations, their evaluations of the overall quality of our financial reporting.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on March 23, 2017.

The Audit Committee of the Board of Directors:

/s/ The Audit Committee
Charles L. Horn, Chairman Clifford P. McDaniel

11

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of our Executive Officers

Our executive officers do not receive compensation directly from us for services rendered to us and we do not intend to pay any compensation to our executive officers. We do not reimburse our Advisor directly or indirectly for the salary or other compensation paid to any of our executive officers. As a result, we do not have nor has our board considered a compensation policy for our executive officers and we have not included a Compensation and Discussion Analysis in this proxy statement.

Each of our executive officers, including each executive officer who serves as a director, is an officer or employee of our Advisor or its affiliates and receives compensation for his or her services, including services performed on our behalf, from such entities. See “Certain Relationships and Related-Party Transactions” below for a discussion of fees paid to our Advisor and its affiliates.

Compensation of our Directors

If a director is also one of our executive officers or an affiliate of our Advisor, we do not pay any compensation to that person for services rendered as a director. The amount and form of compensation payable to our independent directors for their service to us is determined by our Board of Directors, based upon recommendations from our Advisor. The following table sets forth certain information regarding compensation earned by or paid to our directors during the year ended December 31, 2016.

Name	Fees Earned or Paid in Cash(1)	Restricted Stock Grants(2)	All Other Compensation	Total
Brett C. Moody	$—	$—	$—	$—
Charles L. Horn(3)	64,000	62,500	—	126,500
Douglas Y. Bech(3)(4)	14,500	—	—	14,500
Clifford P. McDaniel(3)	40,500	187,500	—	228,000
Total	$119,000	$250,000	$—	$369,000

___________

(1)	The amounts shown in this column include annual retainers and fees earned for attendance at meetings of the Board of Directors and committees, as described below under “—Cash Compensation.”
(2)	As described below under “—Independent Directors Compensation Plan,” each of Messrs. Horn and Bech received a grant of 5,000 shares of restricted stock when we raised $2,000,000 in gross proceeds in our initial public offering. Mr. McDaniel received a grant of 5,000 shares of restricted stock when he joined our Board of Directors. Amounts shown reflect the aggregate fair value of the shares of restricted stock as of the date of grant computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.
(3)	Independent director.
(4)	Mr. Bech resigned from our Board of Directors on February 22, 2016.

Cash Compensation

We pay each of our independent directors an annual retainer of $50,000, plus $2,000 per in-person meeting of our Board of Directors attended, $1,500 per in-person committee meeting attended and $1,000 for each telephonic meeting attended; provided, however, we do not pay an additional fee to our directors for attending a committee meeting when the committee meeting is held on the same day as a meeting of our Board of Directors. We also pay the Audit Committee Chairman an additional annual retainer of $10,000 and reimburse all directors for reasonable out-of-pocket expenses incurred in connection with attending meetings of our Board of Directors. In addition, in 2017, Mr. McDaniel will receive a fee of $35,000 for his service on an independent special committee of our Board of Directors formed to assist us in evaluating the Mergers, in lieu of normal meeting fees that he would have been due for such service.

Independent Directors Compensation Plan

We have approved and adopted an independent directors compensation plan which operates as a sub-plan of our long-term incentive plan. Under our independent directors compensation plan, each of our then-current independent directors received 5,000 shares of restricted common stock when we raised the minimum offering amount of $2,000,000 in our initial public offering. Each new independent director that subsequently joins our Board of Directors receives 5,000 shares of restricted stock on the date he or she joins our Board of Directors. In addition, following the date when we raised the minimum offering amount, on the date of an annual meetings of stockholders at which an independent director is re-elected to our Board of Directors, he or she receives 2,500 restricted shares. Subject to certain conditions, the restricted stock granted pursuant to the independent directors compensation plan will vest and become non-forfeitable in equal quarterly installments beginning on the first day of the first quarter following the date of grant. As of December 31, 2016, 20,000 shares of restricted common stock have been granted to our independent directors.

12

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about our common stock that may be issued upon the exercise of options, warrants and rights under our long-term incentive plan as of December 31, 2016:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders:	—	—	1,980,000
Equity compensation plans not approved by security holders:	—	—	—
Total	—	—	1,980,000

13

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of July 3, 2017, for each person or group that holds more than 5% of our outstanding shares of common stock, for each director and executive officer and for our directors and executive officers as a group. To our knowledge, each person who beneficially owns our shares of our common stock has sole voting and disposition power with regard to such shares.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percent of All Shares
Directors and Officers
Brett C. Moody(3)	9,141	0.2%
Robert W. Engel	—
Charles L. Horn	7,500	0.2%
Clifford P. McDaniel	8,081	0.2%
All Directors and Executive Officers as a Group (4 persons)	24,722	0.6%
5% Stockholders
Comrit Investments 1, LP(4)	373,289	7.90%

___________

(1)	The address of each of Messrs. Moody, Engel, Horn and McDaniel is c/o Moody National REIT II, Inc., 6363 Woodway Drive, Suite 110, Houston, Texas 77057.
(2)	Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to dispose of or to direct the disposition of such security. A person also is deemed to be a beneficial owner of any securities which that person has a right to acquire within 60 days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which he or she has no economic or pecuniary interest.
(3)	Includes 9,141 shares owned by Moody National REIT Sponsor, LLC. Moody National REIT Sponsor, LLC is indirectly owned and controlled by Mr. Moody.
(4)	The address of Comrit Investments 1, LP is First Caribbean House, 3rd Floor, Grand Cayman, Cayman Islands, KY1-1104.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC, within specified time frames, initial reports of beneficial ownership and reports of changes in ownership of our shares of common stock. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file with the SEC. None of the foregoing persons were required to file Section 16(a) forms during the fiscal year ended December 31, 2016.

14

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following describes all transactions during the year ended December 31, 2016 involving us, our directors, our Advisor, our Sponsor and any affiliate thereof and all such proposed transactions. Our independent directors are specifically charged with and have examined the fairness of such transactions to our stockholders, and have determined that all such transactions are fair and reasonable to us.

Pending Merger with Moody I

On November 16, 2016, we, along with our operating partnership, our Advisor, Moody I, Moody I OP, Moody I Advisor, and Merger Sub, entered into the Merger Agreement. Pursuant to the merger agreement, Moody I will merge with and into Merger Sub, with Merger Sub continuing as the surviving entity and our wholly owned subsidiary. In addition, pursuant to the Merger Agreement, our operating partnership will merge with and into Moody I OP, with Moody I OP continuing as the surviving partnership. The Merger Agreement was the product of a negotiation between a special committee of our Board of Directors and a special committee of the board of directors of Moody I (both consisting solely of independent directors), each of which was represented by its own counsel and financial advisor. Entry into the Merger Agreement was unanimously approved by our Board of Directors upon the recommendation of the special committee of our Board of Directors.

Subject to the terms and conditions of the Merger Agreement, we agreed to pay gross consideration of $11.00 per share of Moody I common stock, which amount will be reduced by all fees and expenses that Moody I incurs as a result of or in connection with the mergers and other transactions contemplated by the Merger Agreement (including certain disposition fees and profit sharing amounts to Moody I’s sponsor and parties related thereto, financial advisory and legal fees payable by Moody I, and other transaction and closing costs incurred by Moody I) (such fees and expenses collectively, the “Moody I Transaction Fees and Expenses”), to arrive at the net merger consideration payable to the holders of Moody I common stock (the “Net Per Share Price”); provided, that in no event will the Net Per Share Price be less than $10.25. Pursuant to the terms of the Merger Agreement, the parties thereto have determined the final amount of the Moody I Transaction Fees and Expenses and have calculated the Net Per Share Price. Based on such determination, the Net Per Share Price was determined to be $10.25.

At the effective time of the Merger, each outstanding share of Moody I’s common stock will be automatically cancelled and retired and converted into the right to receive, at the election of each holder of such share of Moody I’s common stock, either: (i) an amount in cash equal to the net per share price (the “Cash Consideration”) or (ii) a number of shares of our Class A common stock equal to the Net Per Share Price divided by $25.00 (the “Stock Consideration”). Based on elections of Moody I’s stockholders and pursuant to the terms of the Merger Agreement, approximately 8,928,442 shares, or approximately 67.31%, of Moody I’s common stock, will receive the Stock Consideration and approximately 4,336,591 shares, or approximately 32.69% shares, of Moody I’s common stock will receive the Cash Consideration. Accordingly, if the Mergers are consummated and based on the foregoing amounts, we anticipate that we will issue approximately 3,660,661 shares of our common stock to former Moody I stockholders and pay approximately $44.5 million in aggregate Cash Consideration to former Moody I stockholders.

Concurrently with our entry into the Merger Agreement, we, our operating partnership and our Advisor entered into an amended and restated advisory agreement (the “Amended and Restated Advisory Agreement”), which will become effective concurrently with the effective time of the Mergers. The Amended and Restated Advisory Agreement contains certain provisions that will only become effective if the Mergers are consummated. Specifically, we will be obligated to pay our Advisor an acquisition fee of 1.5% of the aggregate cash consideration paid in the merger. However, during the first year following the consummation of the mergers, if we sell a property that was previously owned by Moody I, then any disposition fee to which our Advisor would be entitled under the Advisory Agreement will be subject to certain reductions.

Ownership Interests

Our Sponsor owns 8,000 shares of our common stock that it purchased for an aggregate of $200,000 on August 14, 2014. Moody LPOP II, LLC (“Moody LPOP II”) contributed $1,000 to our operating partnership in exchange for special limited partnership interests therein and our affiliate, Moody OP Holdings II, LLC (“Moody Holdings II”) contributed $1,000 to our operating partnership in exchange for limited partnership interests.

As of December 31, 2016, Moody Holdings II owned less than 1% of the outstanding limited partnership interests in our operating partnership and Moody LPOP II owned 100% of the special limited partnership interests issued by our operating partnership. We are the sole general partner of our operating partnership and own approximately 99% of the limited partnership units of our operating partnership. Moody LPOP II’s ownership interest of the special limited partnership interests entitles it to receive distributions equal to 15% of our net cash flows, whether from continuing operations, the repayment of loans, the disposition of assets or otherwise, but only after our stockholders have received, in the aggregate, cumulative distributions equal to their total invested capital plus a 6% cumulative, non-compounded annual pre-tax return on such aggregated invested capital. In addition, the special limited partnership interest holder will be entitled to a separate payment if it redeems its special limited partnership interests. The special limited partnership interests may be redeemed upon: (1) the listing of our common stock on a national securities exchange or (2) the occurrence of certain events that result in the termination or non-renewal of our Advisory Agreement, in each case for an amount that Moody LPOP II would have been entitled to receive as if our operating partnership had disposed of all of its assets at the enterprise valuation as of the date of the event triggering the redemption.

Springhill Suites Seattle

On May 24, 2016, our operating partnership acquired fee simple title to a hotel property located in Seattle, Washington commonly known as the Springhill Suites Seattle from its tenant-in-common owners for an aggregate purchase price, exclusive of closing costs, of $74,100,000. The tenant-in-common owners acquired their interests in the Springhill Suites Seattle in a tenant-in-common program sponsored by an affiliate of our Sponsor.

15

MN TX II Note

On October 6, 2016, our operating partnership originated a secured loan in the aggregate principal amount of $11,200,000 (the “MN TX II Note”) to MN TX II, LLC, a Texas limited liability company and a party related to our Advisor (“MN TX II”). Proceeds from the MN TX II Note were used by MN TX II solely to acquire a commercial property located in Houston, Texas. The entire unpaid principal balance of the MN TX II Note and all accrued and unpaid interest thereon and all other amounts due thereunder are due and payable on October 6, 2018. Interest on the outstanding principal balance of the MN TX II Note accrues at a fixed per annum rate equal to 5.5%, provided that in no event will the interest rate exceed the maximum rate permitted by applicable law. The MN TX II Note may be prepaid in whole or in part by MN TX II without penalty at any time upon prior written notice to our operating partnership.

Our Relationships with our Advisor and our Sponsor

Our Advisor, Moody National Advisor II, LLC, supervises and manages our day-to-day operations and selects our real property investments and real estate-related investments, subject to the oversight by our Board of Directors. Our Advisor also provides marketing, sales and client services on our behalf. Our Advisor was formed in July 2014 and is indirectly owned by our Sponsor. Brett C. Moody, our Chairman of the Board, Chief Executive Officer and President, also serves as the Chief Executive Officer of our Sponsor and our Advisor. All of our officers and directors, other than our independent directors, are officers of our Advisor and serve, and may serve in the future, as directors or officers other affiliates of our Advisor.

Fees and Expense Reimbursements Paid to our Advisor

Pursuant to the Advisory Agreement, pay our Advisor or its affiliates the fees described below.

•	We pay our Advisor an acquisition fee equal to 1.5% of (1) the cost of all investments the we acquire (including our pro rata share of any indebtedness assumed or incurred in respect of the investment and exclusive of acquisition and financing coordination fees), (2) our allocable cost of investments acquired in a joint venture (including our pro rata share of the purchase price and our pro rata share of any indebtedness assumed or incurred in respect of that investment and exclusive of acquisition fees and financing coordination fees) or (3) the amount funded by us to acquire or originate a loan or other investment, including mortgage, mezzanine or bridge loans (including any third-party expenses related to such investment and exclusive of acquisition fees and financing coordination fees). Once the proceeds from our initial public offering have been fully invested, the aggregate amount of acquisition fees and financing coordination fees shall not exceed 1.9% of the contract purchase price and the amount advanced for a loan or other investment, as applicable, for all the assets acquired. For the year ended December 31, 2015, we paid our Advisor acquisition fees of $382,500. For the year ended December 31, 2016, we paid our Advisor acquisition fees of $1,111,500. We did not pay any acquisition fees to our Advisor during the three months ended March 31, 2017.

In addition, pursuant to the Advisory Agreement, we will be obligated to pay our Advisor an acquisition fee of 1.5% of the aggregate cash consideration paid in the Merger if the Mergers are consummated.

•	We pay our Advisor a financing coordination fee of 1% of the amount available under any loan or line of credit made available to us and 0.75% of the amount available or outstanding under any refinanced loan or line of credit. Our Advisor will pay some or all of these fees to third parties with whom it subcontracts to coordinate financing for us. For the year ended December 31, 2015, we paid our Advisor financing coordination fees of $165,750 in connection with the acquisition of the Residence Inn Austin. For the year ended December 31, 2016, we paid our Advisor financing coordination fees of $562,500 in connection with the acquisition of the Springhill Suites Seattle. We did not pay any financing coordination fees to our Advisor for the three months ended March 31, 2017.
•	We pay our Advisor a monthly asset management fee of one-twelfth of 1% of the cost of investment of all real estate investments we acquire. For the years ended December 31, 2016 and 2015, we incurred asset management fees of $725,751 and $42,500, respectively. For the three months ended March 31, 2017, we incurred asset management fees of $283,000 payable to our Advisor.
•	We pay Moody National Hospitality Management, LLC (the “Property Manager”), an affiliate of our Advisor, a monthly hotel management fee equal to 4% of the monthly gross receipts from the properties managed by the Property Manager for services it provides in connection with operating and managing such properties. The Property Manager may pay some or all of the compensation it receives from us to a third-party property manager for management or leasing services. In the event that we contract directly with a non-affiliated third-party property manager, we will pay the Property Manager a market-based oversight fee. We will reimburse the costs and expenses incurred by the Property Manager on our behalf, including legal, travel and other out-of-pocket expenses that are directly related to the management of specific properties, but we will not reimburse the Property Manager for general overhead costs or personnel costs other than employees or subcontractors who are engaged in the on-site operation, management, maintenance or access control of the properties. For the years ended December 31, 2016 and 2015, we paid the Property Manager property management fees of $588,396 and $42,723, respectively. For the three months ended March 31, 2017, we paid the Property Manager property management fees of $164,805. In addition, for the year ended December 31, 2016 and three months ended March 31, 2017, we paid the Property Manager accounting fees of $7,500 and $15,000, respectively, pursuant to the terms of a hotel management agreement.
16

•	We will also pay an annual incentive fee to the Property Manager. Such annual incentive fee is equal to 15% of the amount by which the operating profit from the properties managed by the Property Manager for such fiscal year (or partial fiscal year) exceeds 8.5% of the total investment in such properties. The Property Manager may pay some or all of this annual fee to third-party sub-property managers for management services. For purposes of this fee, “total investment” means the sum of (i) the price paid to acquire a property, including closing costs, conversion costs, and transaction costs; (ii) additional invested capital; and (iii) any other costs paid in connection with the acquisition of the property, whether incurred pre- or post-acquisition. As of March 31, 2017, we had not paid any annual incentive fees.
•	If our Advisor provides a substantial amount of services in connection with the sale of a property or other investment, as determined by our independent directors, we may also pay our Advisor a disposition fee in an amount of up to one-half of the brokerage commission paid but in no event greater than 3% of the contract sales price of each property or other investment sold; provided, however, in no event may the aggregate disposition fees paid to our Advisor and any real estate commissions paid to unaffiliated third parties exceed 6% of the contract sales price. As of March 31, 2017, we had not paid any disposition fees to our Advisor. However, pursuant to the Amended and Restated Advisory Agreement, during the first year following the consummation of the mergers, if we sell a property that was previously owned by Moody I, then any disposition fee to which our Advisor would be entitled under the Advisory Agreement will be subject to certain reductions.

In addition to the fees we pay to our Advisor pursuant to the Advisory aAgreement and, if the mergers are consummated, the Amended and Restated Advisory Agreement, we also reimburse our Advisor for the following costs and expenses:

•	We will reimburse our Advisor for organizational and offering expenses incurred on our behalf, but only to the extent that such reimbursements do not exceed actual expenses incurred by our Advisor and do not cause the cumulative sales commission, the dealer manager fee and other organization and offering expenses borne by us to exceed 15% of gross offering proceeds from the sale of shares in our initial public offering as of the date of reimbursement. As of December 31, 2016, total offering costs were $10,616,692, comprised of $7,823,406 of offering costs incurred directly by us and $2,793,286 in offering costs incurred by and reimbursable to our Advisor. As of December 31, 2016, we had $327,778 payable to our Advisor for reimbursable offering costs. As of March 31, 2017, total offering costs were $13,550,864, comprised of $10,385,176 of offering costs incurred directly by us and $3,165,688 in offering costs incurred by and reimbursable to our Advisor. As of March 31, 2017, we had $755,376 payable to our Advisor for reimbursable offering costs.
•	We will reimburse our Advisor for all expenses paid or incurred by our Advisor in connection with the services provided to us. However, we will not reimburse our Advisor for the amount by which our aggregate total operating expenses for the four fiscal quarters then ended exceed the greater of (1) 2% of our average invested assets, or (2) 25% of our net income, unless the independent directors have determined that such excess expenses were justified based on unusual and non-recurring factors. For the four fiscal quarters ended March 31, 2017, our total operating expenses were $1,949,370, which included $1,303,327 in operating expenses incurred directly by us and $646,043 incurred by our Advisor on our behalf. Of the $1,949,370 in total operating expenses incurred during the four fiscal quarters ended March 31, 2017, $0 exceeded the foregoing 2%/25% limitation. We reimbursed our Advisor $720,000 in operating expenses during the four fiscal quarters ended March 31, 2017.
•	We reimburse our Advisor for acquisition expenses incurred related to the selection and acquisition of real property investments and real estate-related investments; provided, however, that in no event will the total of all acquisition fees (including financing coordination fees) and acquisition expenses payable exceed 6% of the contract purchase price of all real estate investments acquired. As of March 31, 2017, we had not reimbursed our Advisor for any acquisition expenses.

Dealer Manager and Participating Broker-Dealer Compensation and Terms

The dealer manager for our initial public offering of our common stock is Moody National Securities, LLC (“Moody Securities”), an affiliate of our Advisor. Moody Securities is a licensed broker-dealer registered with FINRA. As the dealer manager for our initial public offering, Moody Securities is entitled to certain selling commissions, dealer manager fees, stockholder servicing fees and reimbursements related to our capital raising efforts. On June 12, 2017, we renamed our, as Class A Common Stock (the “Class A Shares”) and re-designated 250,000,000 authorized but unissued Class A Shares as Class T Common Stock (the “Class T Shares”), 250,000,000 authorized but unissued Class A Shares as Class D Common Stock (the “Class D Shares”), and 250,000,000 authorized by unissued Class A Shares as Class I Common Stock (the “Class I Shares,” collectively with the Class A Shares, Class T Shares, and Class D Shares, the “Shares”). In connection with the foregoing, we entered into a Second Amended and Restated Dealer Manager Agreement with Moody Securities, which provides for the following compensation:

•	Selling Commissions. We pay Moody Securities selling commissions of up to 7% of the gross offering proceeds from the sale of Class A Shares and up to 3% of gross offering proceeds from the sale of Class T Shares, which selling commissions may be reallowed to participating broker-dealers. The selling commissions are subject to discounts for certain categories of purchasers. Additionally, our Sponsor may pay selling commissions of up to 3% of gross proceeds from the sale of Class D Shares on purchases of $5,000,000 or more. No selling commissions are paid for sales of Class I Shares or any class of shares sold pursuant to our distribution reinvestment plan.
17

•	Dealer Manager Fees. We pay Moody Securities a dealer manager fee of up to 3% of the gross offering proceeds from the sale of Class A Shares and up to 2.5% of gross offering proceeds from the sale of Class T Shares, which dealer manager fees may be reallowed to participating broker-dealers. Additionally, our Sponsor may pay a dealer manager fee of up to 1% of gross proceeds from the sale of Class I Shares for certain categories of purchases. No dealer manager fees are paid for sales of Class D Shares or any class of shares sold pursuant to our distribution reinvestment plan.
•	Stockholder Servicing Fees. We will pay Moody Securities a trailing stockholder servicing fee that accrues daily in an amount equal to 1/365th of up to 0.5% and 1%, respectively, of the net asset value (“NAV”) per Class D and Class T share sold in the primary portion of our initial public offering (the “Primary Offering”). The trailing stockholder servicing fee paid on the Class D Shares and Class T Shares will terminate on the earlier of (i) a listing of the Class A Shares on a national securities exchange; (ii) our merger or consolidation with or into another entity, any voluntary or involuntary liquidation, dissolution or winding up of our company or other disposition of all or substantially all of our assets, in each case in a transaction in which our stockholders receive cash and/or shares listed on a national securities exchange; and (iii) the end of the month in which Moody Securities determines that total underwriting compensation paid in the Primary Offering is equal to 10.0% of the gross proceeds of the Primary Offering from the sale of Class A Shares, Class D Shares, Class I Shares and Class T Shares; (iv) with respect to Class T Shares held in a particular stockholder account, at the end of the month in which total underwriting compensation from whatever source (including dealer manager fees, selling commissions and any other underwriting compensation paid to participating broker-dealers with respect such Class T Shares in the stockholder account) would be in excess of 8.5% (or a lower limit as set forth in any applicable agreement between Moody Securities and a participating broker-dealer) of the total gross investment amount in Class T Shares determined at the time of the most recent purchase of the Class T Shares held in such account; and (v) with respect to Class D Shares held in a particular stockholder account, at the end of the month in which the trailing stockholder servicing fee would be in excess of 2.5% (or a lower limit as set forth in any applicable agreement between Moody Securities and a participating broker-dealer) of the total gross investment amount in Class D Shares determined at the time of the most recent purchase of the Class D Shares held in such account.
•	Upon the termination of the payment of trailing fees as described above, the applicable Class D and Class T Shares will convert into Class A Shares. The number of Class A Shares derived in such conversion shall be determined by a conversion ratio, defined as the NAV per share of the Class D and Class T Shares on the date of conversion divided by the NAV per share of the Class A Shares on the date of conversion.

As of December 31, 2016, we had paid Moody Securities $5,921,786 in selling commissions related to our initial public offering and $1,310,259 in dealer manager fees related to our initial public offering. As of March 31, 2017, we had paid Moody Securities $7,872,085 in selling commissions related to our initial public offering and $1,766,253 in dealer manager fees related to our initial public offering. All of the foregoing payments were made with respect to sales of Class A Shares.

Approval of Related Party Transactions

Our Board of Directors, including our independent directors, has examined the material terms, factors and circumstances surrounding the transactions and arrangements described above. On the basis of such examination, our Board of Directors, including our independent directors, has determined that such transactions are fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

Conflict Resolution Procedures

As discussed above, we are subject to potential conflicts of interest arising out of our relationship with our Advisor and its affiliates. These conflicts may relate to compensation arrangements, the allocation of investment opportunities, the terms and conditions on which various transactions might be entered into by us and our Advisor or its affiliates and other situations in which our interests may differ from those of our Advisor or its affiliates. We have adopted the procedures set forth below to address these potential conflicts of interest.

Priority Allocation of Investment Opportunities

Many investment opportunities that are suitable for us may also be suitable for our Sponsor or its affiliates, including Moody I. Additionally, our investment strategy is similar to the investment strategy of Moody I. We, our Sponsor, our Advisor and other affiliates, including Moody I, share certain of the same executive officers and key employees. In the event that we, or any other investment vehicle formed or managed by these real estate professionals, or any other investment vehicle sponsored by our Sponsor and its affiliates, including Moody I, are in the market and seeking investments similar to those we intend to make, these real estate professionals will review the investment objectives, portfolio and investment criteria of each such investment vehicle to determine the suitability of the investment opportunity.

In connection with determining whether an investment opportunity is suitable for one or more investment vehicles sponsored by our Sponsor and its affiliates, these real estate professionals may take into account such factors as they, in their discretion, deem relevant, including, amongst others, the following:

•	the investment objectives and criteria of our Sponsor and other affiliates;
•	the cash requirements of our Sponsor and its affiliates;
18

•	the portfolio of our Sponsor and its affiliates by type of investment and risk of investment;
•	the policies of our Sponsor and its affiliates relating to leverage;
•	the anticipated cash flow of the asset to be acquired;
•	the income tax effects of the purchase;
•	the size of the investment; and
•	the amount of funds available to our Sponsor and its affiliates and the length of time such funds have been available for investment.

Following the completion of suitability determinations, these real estate professionals shall have the authority, in their sole discretion, to direct the investment opportunity to the entity for which such investment opportunity would be the most suitable. The Advisory Agreement requires that this determination be made in a manner that is fair without favoring our Sponsor or any other affiliate. Notwithstanding the foregoing, in the event that an investment opportunity becomes available that is equally suitable under all of the factors considered by these real estate professionals for both us and one or more other public or private entities sponsored by our Sponsor and its affiliates, or managed by these real estate professionals, including Moody I, then the entity that has had the longest period of time elapsed since it was offered an investment opportunity will first be offered such investment opportunity.

If a subsequent event or development causes any investment, in the opinion of these real estate professionals, to be more appropriate for another affiliated entity, they may offer the investment to such entity. In making an allocation determination, these real estate professionals have no obligation to make any investment opportunity available to us.

Independent Directors

Our independent directors, acting as a group, will resolve potential conflicts of interest whenever they determine that the exercise of independent judgment by the Board of Directors or our Advisor or its affiliates could reasonably be compromised. However, the independent directors may not take any action which, under Maryland law, must be taken by the entire Board of Directors or which is otherwise not within their authority. The independent directors, as a group, are authorized to retain their own legal and financial advisors. Among the matters we expect the independent directors to review and act upon are:

•	the continuation, renewal or enforcement of our agreements with our Advisor and its affiliates, including the Advisory Agreement (and if the Mergers are consummated, the Amended and Restated Advisory Agreement) with our Advisor;
•	transactions with affiliates, including our directors and officers;
•	awards under our long-term incentive plan; and
•	pursuit of a potential liquidity event.

Compensation Involving Our Advisor and its Affiliates

The independent directors will evaluate at least annually whether the compensation that we contract to pay to our Advisor and its affiliates is reasonable in relation to the nature and quality of services performed and whether such compensation is within the limits prescribed by our Charter. The independent directors will supervise the performance of our Advisor and its affiliates and the compensation we pay to them to determine whether the provisions of our Advisory Agreement are being carried out. The independent directors record their findings on the factors they deem relevant in the minutes of the meetings of our Board of Directors.

Term of Advisory Agreement

Each contract for the services of our Advisor may not exceed one year, although there is no limit on the number of times that we may retain a particular advisor. Our Charter provides that a majority of the independent directors may terminate an advisory agreement with our Advisor without cause or penalty on 60 days’ written notice and that we may terminate such agreement immediately for fraud, criminal conduct, misconduct or negligent breach of fiduciary duty by our Advisor, a material breach of an advisory agreement by our Advisor or upon the bankruptcy of our Advisor.

Acquisition, Leases and Sales Involving Affiliates

We will not purchase assets in which our Sponsor, our Advisor, any of our directors or any of their affiliates has an interest without a determination by a majority of our Board of Directors, including a majority of the independent directors, not otherwise interested in the transaction that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the asset to the affiliated party from which we are purchasing the asset, or, if the price to us is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event may we acquire or lease any such asset at an amount in excess of its current appraised value.

We will not sell or lease assets to our Advisor, our Sponsor, any of our directors or any of their respective affiliates without a determination by a majority of our Board of Directors, including a majority of the independent directors, not otherwise interested in the transaction that such transaction is fair and reasonable to us.

19

Our Charter provides that the consideration we pay for real property will ordinarily be based on the fair market value of the property as determined by a majority of our Board of Directors or the members of a duly authorized committee of the Board of Directors. In cases in which a majority of our independent directors so determine, and in all cases in which real property is acquired from our Sponsor, our Advisor, any of our directors or any of their affiliates, the fair market value shall be determined by an independent expert selected by our independent directors not otherwise interested in the transaction.

Mortgage Loans Involving Affiliates

We are prohibited from investing in or making mortgage loans unless an appraisal of the underlying property is obtained. In all cases in which the transaction is with our Advisor, our Sponsor, our directors or any of their respective affiliates, the appraisal must be obtained by an independent expert, and we must keep the appraisal for at least five years and make it available for inspection and duplication by any of our common stockholders. In addition, we must obtain a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or the condition of the title. Our Charter prohibits us from investing in indebtedness secured by a mortgage that is subordinate to any lien or other indebtedness of our Sponsor, our Advisor, any of our directors or any of our affiliates.

Loans Involving Affiliates

We will not make any loans to our Advisor, our Sponsor, any of our directors or any of their respective affiliates except mortgage loans for which an appraisal of the underlying property is obtained from an independent appraiser or loans to wholly owned subsidiaries. In addition, we will not borrow from our Advisor, our Sponsor, any of our directors or any of their respective affiliates unless a majority of our Board of Directors, including a majority of the independent directors, not otherwise interested in the transaction approve the transaction as being fair, competitive and commercially reasonable and no less favorable to us than comparable loans between unaffiliated parties. These restrictions on loans will only apply to advances of cash that are commonly viewed as loans, as determined by our Board of Directors. By way of example only, the prohibition on loans would not restrict advances of cash for legal expenses or other costs incurred as a result of any legal action for which indemnification is being sought, nor would the prohibition limit our ability to advance reimbursable expenses incurred by our directors or officers, our Sponsor, our Advisor or any of their respective affiliates.

Other Transactions Involving Affiliates

We will not engage in any other transaction with our Sponsor, our Advisor, any of our directors or any of their respective affiliates unless a majority of our Board of Directors, including a majority of the independent directors, not otherwise interested in such transaction approve such transaction as fair and reasonable to us and on terms and conditions no less favorable to us than those available from unaffiliated third parties.

20

ANNUAL REPORT

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 was mailed to our stockholders on or about April 28, 2017.

ANY STOCKHOLDER WHO DID NOT RECEIVE A COPY OF OUR MOST RECENT ANNUAL REPORT ON FORM 10-K OR WOULD LIKE ADDITIONAL COPIES, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SEC, SHALL BE FURNISHED A COPY WITHOUT CHARGE UPON WRITTEN REQUEST TO: MOODY NATIONAL REIT II, INC., 6363 WOODWAY DRIVE, SUITE 110, HOUSTON, TEXAS 77057, ATTENTION: SECRETARY.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a Code of Business Conduct and Ethics (the “Code of Ethics”), which contains general guidelines for conducting our business and is designed to help directors, employees and independent consultants resolve ethical issues in an increasingly complex business environment. The Code of Ethics applies to all of our officers, including our principal executive officer, principal financial officer and principal accounting officer and persons performing similar functions and all members of our Board of Directors. The Code of Ethics covers topics including, but not limited to, conflicts of interest, record keeping and reporting, payments to foreign and U.S. government personnel and compliance with laws, rules and regulations. We will provide to any person without charge a copy of our Code of Ethics, including any amendments or waivers, upon written request delivered to our principal executive offices located at 6363 Woodway Drive, Suite 110, Houston, Texas 77057, Attention: Secretary.

PROPOSALS FOR 2018 ANNUAL MEETING OF STOCKHOLDERS

Under SEC regulations, any stockholder desiring to make a proposal to be acted upon at the 2018 Annual Meeting of Stockholders must cause such proposal to be received at our principal executive offices located at 6363 Woodway Drive, Suite 110, Houston, Texas 77057, Attention: Secretary, no later than 120 days prior to the one year anniversary of the date of this proxy statement in order for the proposal to be considered for inclusion in our proxy statement for the 2018 Annual Meeting; provided, however, that in the event that the date of the 2018 Annual Meeting of Stockholders is advanced or delayed by more than 30 days from the first anniversary of the date of the 2017 Annual Meeting, the deadline for the delivery of such stockholder proposal will be a reasonable time prior to the date we begin to print and send our proxy materials. Stockholders also must follow the procedures prescribed in Rule 14a-8 promulgated under the Exchange Act.

Pursuant to Article II, Section 11(a)(2) of our Bylaws, if a stockholder wishes to present a proposal at the 2018 Annual Meeting of Stockholders, whether or not the proposal is intended to be included in the proxy statement for that meeting, the stockholder must give advance written notice thereof to our Secretary at our principal executive offices no earlier than the 150th day prior to the one year anniversary of the date of this proxy statement and no later than 5:00 p.m., Central Time, on the 120th day prior to the one year anniversary of date of this proxy statement; provided, however, that in the event that the date of the 2018 Annual Meeting of Stockholders is advanced or delayed by more than 30 days from the first anniversary of the date of the 2017 Annual Meeting of Stockholders, written notice of a stockholder proposal must be delivered not earlier than the 150th day prior to the date of the 2018 Annual Meeting of Stockholders and not later than 5:00 p.m., Central Time, on the later of (1) the 120th day prior to the date of the 2018 Annual Meeting of Stockholders or (2) the tenth day following the day on which public announcement of the date of the 2018 Annual Meeting is first made. Any stockholder proposals not received by us by the applicable date in the previous sentence will be considered untimely. Rule 14a-4(c) promulgated under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits with respect to such untimely proposals. We presently anticipate holding the 2018 Annual Meeting of Stockholders in August 2018.

OTHER MATTERS

The only business to come before the 2017 Annual Meeting of which management is aware is set forth in this proxy statement. If any other business does properly come before the 2017 Annual Meeting or any postponement or adjournment thereof, the proxy holders will vote in regard thereto according to their discretion insofar as such proxies are not limited to the contrary.

21

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

We will mail a proxy card together with this proxy statement to all stockholders of record as of July 3, 2017, the record date, on or about July 10, 2017. The SEC permits corporations to send a single set of annual disclosure documents to any household at which two or more stockholders reside, unless contrary instructions have been received, but only if the corporation provides advance notice and follows certain procedures. In such cases, each stockholder continues to receive a separate notice of the meeting and proxy card. This householding process reduces the volume of duplicate information and reduces printing and mailing expenses. If your family has multiple accounts holding shares of our common stock, you should have already received a householding notification from us. If you have any questions or require additional copies of the annual disclosure documents, please contact us by mail at Moody National REIT II, Inc., 6363 Woodway Drive, Suite 200, Houston, Texas 77057, or by phone at 1-888-457-2358. We will arrange for delivery of a separate copy of this proxy statement or our annual report promptly upon your written or oral request. You may decide at any time to revoke your decision to household, and thereby receive multiple copies. If you are a stockholder who receives multiple copies of the annual disclosure documents, you may request householding by contacting us in the same manner and requesting a householding consent form.

It is important that proxies be returned promptly. Therefore, stockholders are urged to date and sign the accompanying proxy card and return it in the accompanying return envelope. Investors may also vote by telephone by calling 866-858-9529 or by internet at www.proxypush.com/moody2. If you need additional assistance, please call: 844-281-4284.

MOODY NATIONAL REIT II, INC.
P.O. Box 8035	Your Proxy Vote is Important!
Cary, NC 27512-9916
Vote by Internet
Please go to the electronic voting website at www.proxypush.com/moody2. Follow the online instructions. If you vote by internet, you do not have to return your proxy card.
Vote by Telephone
Please call us toll free at 866-858-9529, and follow the instructions provided. If you vote by telephone, you do not have to return your proxy card.
Vote by Mail
Complete, sign and date your proxy card and return it promptly in the enclosed envelope.
If Voting by Mail:
Please ensure the address to the right shows through the window of the enclosed postage paid return envelope.	Mediant Communications, Inc. P.O. Box 8035 Cary, NC 27512-9916

22

P.O. BOX 8035 CARY, NC 27512-9916	YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:
INTERNET
Go To: www.proxypush.com/moody2
	●	Cast your vote online.
	●	Have your Proxy Card ready.
	●	Follow the simple instructions to record your vote.

PHONE
Call 1-866-858-9529
	●	Use any touch-tone telephone.
	●	Have your Proxy Card ready.
	●	Follow the simple recorded instructions.

MAIL
	●	Mark, sign and date your Proxy Card.
	●	Fold and return your Proxy Card in the postage-paid envelope provided with the address below showing through the window.
PROXY TABULATOR PO BOX 8035 CARY, NC 27512-9916

   Please fold here—Do not separate

MOODY NATIONAL REIT II, INC.
ANNUAL MEETING OF STOCKHOLDERS—AUGUST 10, 2017

This Proxy is Solicited by the Board of Directors
Please Vote by August 9, 2017

The undersigned stockholder of Moody National REIT II, Inc. a Maryland corporation, hereby appoints Brett C. Moody and Robert W. Engel, and each of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2017 Annual Meeting of Stockholders of Moody National REIT II, Inc., to be held on August 10, 2017 at 10:30 a.m., Central Time, at the offices of Moody National Companies, 6363 Woodway Drive, Suite 200, Houston, Texas 77057, and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

You may obtain directions to attend the 2017 Annual Meeting of Stockholders of Moody National REIT II, Inc. by calling investor services at 1-888-457-2358.

This proxy is solicited on behalf of the Moody National REIT II, Inc. Board of Directors. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2017 Annual Meeting, including matters incident to its conduct.

When shares are held by joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the company is given written notice to the contrary and furnished with a copy of the instrument or order which so provides. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature	Date

Signature	Date

Scan code for mobile voting

PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE

PXY-MDY2-V1

EVERY STOCKHOLDER’S VOTE IS IMPORTANT!

This communication presents only an overview of the more complete proxy materials that are available to you in this packet and on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at: www.proxypush.com/moody2

PLEASE AUTHORIZE YOUR PROXY TODAY!

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ■

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL THE DIRECTOR NOMINEES TO THE BOARD OF DIRECTORS NAMED IN PROPOSAL 1 AND “FOR” PROPOSAL 2. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATIONS ARE MADE, THE VOTES ENTITLED TO BE CAST BY THE STOCKHOLDER WILL BE VOTED “FOR ALL” NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSAL 2.

1.	For the election of Brett C. Moody, Charles L. Horn, Clifford P. McDaniel, William H. Armstrong III and John P. Thompson to serve as Directors until the Annual Meeting of Moody National REIT II, Inc. to be held in the year 2018 and until their successors are duly elected and qualified.	FOR ALL ☐	WITHHOLD ALL ☐
To vote on each nominee individually, please vote below:

	Nominees:	FOR	WITHHOLD

	(1) Brett C. Moody	☐	☐

	(2) Charles L. Horn	☐	☐

	(3) Clifford P. McDaniel	☐	☐

	(4) William H. Armstrong III	☐	☐

	(5) John P. Thompson	☐	☐

		FOR	AGAINST	ABSTAIN
2.	Ratification of the appointment of Frazier & Deeter, LLC to act as independent registered public accounting firm for the fiscal year ending December 31, 2017.	☐	☐	☐

YOUR VOTE IS IMPORTANT! PLEASE BE SURE TO SIGN, DATE AND RETURN YOUR PROXY CARD TODAY!

PXY-MDY2-V1